                                                                    Exhibit 25.1
 ===============================================================================



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           --------------------------

                                    FORM T-1

                         Statement of Eligibility Under
                      The Trust Indenture Act of 1939 of a

                    Corporation Designated to Act as Trustee
               Check if an Application to Determine Eligibility of
                   a Trustee Pursuant to Section 305(b)(2) __
             -------------------------------------------------------

                         U.S. BANK NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   31-0841368
                      (I.R.S. Employer Identification No.)

         180 East Fifth Street                                          55101
          St. Paul, Minnesota                                         (Zip Code)
(Address of principal executive offices)

                                 Robert T. Jones
                         U.S. Bank National Association
                              180 East Fifth Street
                               St. Paul, MN 55101
                                 (513) 632-4427

            (Name, address and telephone number of agent for service)

             -------------------------------------------------------

                                  Ventas, Inc.
               (Exact name of obligor as specified in its charter)

                      Delaware                                   61-1055020
 (State or other jurisdiction of incorporation or            (I.R.S. Employer
                   organization)                            Identification No.)

       Ventas Realty, Limited Partnership                Ventas Capital Corporation                Ventas LP Realty, L.L.C.
   (Exact name of obligor as specified in its      (Exact name of obligor as specified in    (Exact name of obligor as specified
                    charter)                                    its charter)                           in its charter)
       Delaware                61-1324573               Delaware            35-2168770            Delaware           52-2093507
    (State or other          (I.R.S. Employer       (State or other      (I.R.S. Employer     (State or other         (I.R.S.
    jurisdiction of        Identification No.)      jurisdiction of       Identification      jurisdiction of         Employer
   incorporation or                                 incorporation or           No.)           incorporation or     Identification
     organization)                                   organization)                             organization)            No.)

      4360 Brownsboro Road, Suite 115, Louisville, Kentucky                               40207-1642
             (Address of principal executive offices)                                     (Zip code)

        Ventas Realty, Limited Partnership and Ventas Capital Corporation
                          8 3/4 % Senior Notes due 2009
     Unconditionally Guaranteed by Ventas, Inc. and Ventas LP Realty, L.L.C.
                         (Title of indenture securities)
================================================================================

                                    FORM T-1
                                    --------

Item 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

              a) Name and address of each examining or supervising authority to which it is subject.
                           Comptroller of the Currency
                           Washington, D.C.

              b) Whether it is authorized to exercise corporate trust powers.
                           Yes

Item 2. AFFILIATIONS WITH OBLIGORS. If an obligor is an affiliate of the Trustee, describe each such affiliation.
                   None

Items 3-15.  Items 3-15 are not applicable because to the best of the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

              1.     A copy of the Articles of Association of the Trustee.*

              2. A copy of the certificate of authority of the Trustee to commence business.*

              3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

              4.     A copy of the existing bylaws of the Trustee.*

              5. A copy of each Indenture referred to in Item 4. Not applicable.

              6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

              7. Report of Condition of the Trustee as of December 31, 2001, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

       * Incorporated by reference to Registration Number 333-67188.

                                      NOTE

         The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Cincinnati, State of Ohio on the 29th day of May, 2002.


                                          U.S. BANK NATIONAL ASSOCIATION

                                          By:  /s/  Robert T. Jones
                                               ---------------------------------
                                               Robert T. Jones
                                               Vice President and Trust Officer







   By:  /s/  William Sicking
        --------------------------------
        William Sicking
        Vice President and Trust Officer

                                    Exhibit 6
                                    ---------

                                     CONSENT

         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated:  May 29, 2002


                                           U.S. BANK NATIONAL ASSOCIATION


                                           By:  /s/  Robert T. Jones
                                                --------------------------------
                                                Robert T. Jones
                                                Vice President and Trust Officer





   By:  /s/ William Sicking
        --------------------------------
        William Sicking
        Vice President and Trust Officer

                                    Exhibit 7
                                    ---------

                         U.S. Bank National Association
                        Statement of Financial Condition
                                 As of 3/31/2002

                                    ($000's)

                                                                     3/31/2002
                                                                     ---------
Assets

     Cash and Due From Depository Institutions                      $6,610,097
     Federal Reserve Stock                                                   0
     Securities                                                     24,432,814
     Federal Funds                                                   1,509,430
     Loans & Lease Financing Receivables                           112,081,360
     Fixed Assets                                                    1,414,464
     Intangible Assets                                               8,269,267
     Other Assets                                                    6,637,699
                                                                  ------------
        Total Assets                                              $160,955,131

Liabilities

     Deposits                                                     $107,406,480
     Fed Funds                                                       6,981,749
     Treasury Demand Notes                                                   0
     Trading Liabilities                                               120,375
     Other Borrowed Money                                           18,019,329
     Acceptances                                                       185,399
     Subordinated Notes and Debentures                               5,104,491
     Other Liabilities                                               3,878,626
                                                                  ------------
        Total Liabilities                                         $141,696,449

Equity

     Minority Interest in Subsidiaries                                $985,901
     Common and Preferred Stock                                         18,200
     Surplus                                                        11,278,504
     Undivided Profits                                               6,976,077
                                                                  ------------
        Total Equity Capital                                       $19,258,682

Total Liabilities and Equity Capital                              $162,577,105

--------------------------------------------------------------------------------
To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. Bank National Association

By:    /s/ Robert T. Jones
       --------------------------------
       Vice President and Trust Officer

Date:  May 29, 2002


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